UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 10, 2011

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-11038	41-0857886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4201 Woodland Road P.O. Box 69 Circle Pines, Minnesota	55014
(Address of Principal Executive Offices)	(Zip Code)

(763) 225-6600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On January 10, 2011, Northern Technologies International Corporation (“NTIC”) refinanced its $1,275,000 original principal amount term loan and increased its line of credit with PNC Bank, National Association (“PNC Bank”) to $3,000,000.

The amended term loan is evidenced by an amended and restated term note (the “Term Note”) issued by Northern Technologies Holding Company, LLC, a wholly owned subsidiary of NTIC (“NTI LLC”), to PNC Bank in the principal amount of approximately $1,141,788.  The term loan matures on January 10, 2016, bears interest at an annual rate based on the daily LIBOR rate plus 2.15% and is payable in 59 consecutive monthly installments equal to approximately $6,343 (inclusive of principal but exclusive of interest) commencing in February 2011.  All of the remaining unpaid principal and accrued interest under the term loan is due and payable on the January 10, 2016 maturity date.  The term loan is secured by a first lien on the real estate and building owned by NTI LLC and all of the assets of NTIC pursuant to a security agreement between NTIC and PNC Bank (the “Security Agreement”) and is guaranteed by NTIC pursuant to an amended and restated guaranty agreement by NTIC in favor of PNC Bank (the “Guaranty Agreement”).

The increased line of credit is evidenced by an amended and restated committed line of credit note in the principal amount of up to $3,000,000 (the “Line of Credit Note”).  The line of credit has a $1,200,000 standby letter of credit subfacility, with any standby letters of credit issued thereunder being at the sole discretion of PNC Bank.  Any standby letters of credit issued under the subfacility are subject to customary fees and charges payable by NTIC.  Advances made under the line of credit are due and payable on January 10, 2012. At the option of NTIC, outstanding advances under the line of credit bear interest at either (a) an annual rate based on LIBOR plus 2.15% for the applicable LIBOR interest period selected by NTIC or (b) at the rate publicly announced by PNC Bank from time to time as its prime rate.  Interest is payable in arrears (a) for the portion of advances bearing interest under the prime rate on the [last] day of each month during the term thereof and (b) for the portion of advances bearing interest under the LIBOR option on the last day of the respective LIBOR interest period selected for such advance.  Any unpaid interest is payable on the maturity date.

Both the term loan and the line of credit are governed under two separate loan agreements (collectively, the “Loan Agreements”).  The Loan Agreements contain standard covenants, including affirmative financial covenants, such as the maintenance of a minimum fixed charge coverage ratio, and negative covenants, which, among other things, limit the incurrence of additional indebtedness, loans and equity investments, disposition of assets, mergers and consolidations and other matters customarily restricted in such agreements. Under the Loan Agreements, NTIC is subject to a minimum fixed charge coverage ratio of 1.10:1.00.

Under the fixed charge coverage ratio financial covenant, NTIC shall not, as of the last calendar day of any fiscal quarter, on a rolling four quarters basis, suffer or permit the ratio of its adjusted EBITDA (defined as the aggregate of (a) its net income for that period, plus (b) its interest expense for that period, plus (c) its federal, state, and local income taxes, if any, for that period, plus (d) its depreciation and amortization charges for that period, plus (e) other non-recurring non-cash expenses reducing net income, minus (f) non-recurring non-cash items increasing net income, plus (g) increases to paid-in capital on stockholders’ equity, minus (h) decreases to paid-in capital on stockholder’s equity) to the aggregate (without duplication) of (i) its interest expense for that period, plus (ii) capital expenditures paid for from NTIC’s funds other than funds borrowed as term debt to finance such capital expenditures during that period, plus (iii) all dividends and distributions paid during that period, plus (iv) taxes paid in cash plus, plus (v) payments made under all capital leases, plus (vi) an amount equal to the aggregate of all scheduled payments of principal on all indebtedness for borrowed money having an original term of more than one year, as shown on NTIC’s financial statements as current liabilities as of one year prior to the date of determination to be less than 1.10:1.00. The fixed charge coverage ratio is to be computed and determined on a consolidated basis for NTIC and its subsidiaries in accordance with generally accepted accounting principles applied on a consistent basis (subject to normal year-end adjustments).  The Loan Agreements also contain customary events of default, including, without limitation, payment defaults, material inaccuracy of representations and warranties, covenant defaults, bankruptcy and involuntary proceedings, and monetary judgment defaults.

PNC Bank and its affiliates have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending and/or commercial banking services for NTIC and its subsidiaries in arm’s length transactions, on terms customarily available to unrelated third-parties and for which services it has in the past received, and may in the future receive, customary compensation and reimbursement of expenses.

The foregoing descriptions of the Term Note, the Line of Credit Note, the Security Agreement, the Guaranty Agreement and the Loan Agreements are summaries of the material terms of such agreements, do not purport to be complete and are qualified in their entirety by reference to the complete text of the Term Note, the Line of Credit Note, the Security Agreement, the Guaranty Agreement and the Loan Agreements, copies of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 to this Current Report on Form 8-K and are incorporated herein by this reference.

Item 2.03               Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registration.

The information described above under Item 1.01 is incorporated herein by this reference.

Item 9.01               Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Term Note dated as of January 10, 2011 issued by Northern Technologies Holding Company, LLC to PNC Bank, National Association (filed herewith)
10.2	Amended and Restated Committed Line of Credit Note dated as of January 10, 2011 issued by Northern Technologies International Corporation to PNC Bank, National Association (filed herewith)

Exhibit No.	Description
10.3	Security Agreement dated as of January 10, 2011 between Northern Technologies International Corporation and PNC Bank, National Association (filed herewith)
10.4	Amended and Restated Guaranty Agreement dated as of January 10, 2011 by Northern Technologies International Corporation in favor of PNC Bank, National Association (filed herewith)
10.5	Loan Agreement dated as of January 10, 2011 between Northern Technologies Holding Company, LLC and PNC Bank, National Association (filed herewith)
10.6	Loan Agreement dated as of January 10, 2011 between Northern Technologies International Corporation and PNC Bank, National Association (filed herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TECHNOLOGIES
INTERNATIONAL CORPORATION

By:
Matthew C. Wolsfeld
Chief Financial Officer and Corporate Secretary

Dated:  January 12, 2011

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
10.1	Amended and Restated Term Note dated as of January 10, 2011 issued by Northern Technologies Holding Company, LLC to PNC Bank, National Association	Filed herewith
10.2	Amended and Restated Committed Line of Credit Note dated as of January 10, 2011 issued by Northern Technologies International Corporation to PNC Bank, National Association	Filed herewith
10.3	Security Agreement dated as of January 10, 2011 between Northern Technologies International Corporation and PNC Bank, National Association	Filed herewith
10.4	Amended and Restated Guaranty Agreement dated as of January 10, 2011 by Northern Technologies International Corporation in favor of PNC Bank, National Association	Filed herewith
10.5	Loan Agreement dated as of January 10, 2011 between Northern Technologies Holding Company, LLC and PNC Bank, National Association	Filed herewith
10.6	Loan Agreement dated as of January 10, 2011 between Northern Technologies International Corporation and PNC Bank, National Association	Filed herewith